Income Taxes	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income Taxes

8. Income Taxes

Under the FASB’s accounting guidance related to income tax positions, among other things, the impact of an uncertain income tax position on the income tax return must be recognized at the largest amount that is more-likely-than-not to be sustained upon audit by the relevant taxing authority. An uncertain income tax position will not be recognized if it has less than a 50% likelihood of being sustained. Additionally, the guidance provides guidance on derecognition, classification, interest and penalties, accounting in interim period, disclosure and transition.

The Company had no accrual for interest or penalties on the Company’s Balance Sheets at December 31, 2018 and 2017, and has not recognized interest and/or penalties in the statements of operations for the years ended December 31, 2018 or 2017.

The Company is subject to taxation in the United States and California. The Company’s tax years for 2015 (federal) and 2014 (California) and forward are subject to examination by the United States and California tax authorities.

On December 22, 2017, the President of the United States signed into law the Tax Cuts and Jobs Act (the “Act”). The Act amends the Internal Revenue Code to reduce tax rates and modify policies, credits, and deductions for individuals and business. For businesses, the Act reduces the corporate tax rate from a maximum of 35% to a flat 21% rate. The rate reduction is effective on January 1, 2018. As a result of the rate reduction, the Company has reduced the deferred tax asset balance as of December 31, 2017 by $1,831,610. As a result of the full valuation allowance on the net deferred tax assets, there was a corresponding adjustment to the valuation allowance for this same amount. Therefore, there is no impact on the Company’s net loss and comprehensive loss for the year ended December 31, 2017 due to the law change.

The SEC has issued Staff Accounting Bulletin No. 118 (“SAB 118”) to address the application of US GAAP in situations when a registrant does not have the necessary information available, prepared, or analyzed (including computations) in reasonable detail to complete the accounting for certain income tax effects of the Act. In accordance with SAB 118, the Company has determined that there is no deferred tax benefit or expense with respect to the re-measurement of certain deferred tax assets and liabilities due to the full valuation allowance against net deferred tax assets. We have completed our analysis of the Act’s income tax effects.

At December 31, 2018, the Company had federal and California net operating loss carry forwards (‘NOLs’) aggregating $18,242,333 and $18,236,157 respectively, which, if not used, it will begin to expire from 2035.

Utilization of the domestic net operating loss (NOL) will be subject to a substantial annual limitation due to ownership change limitations that may have occurred or that could occur in the future, as required by Section 382 of the Internal Revenue Code of 1986, as amended (the Code), as well as similar state provisions. These ownership changes may limit the amount of NOL carryforwards that can be utilized annually to offset future taxable income and tax, respectively. In general, an “ownership change” as defined by Section 382 of the Code, results from a transaction or series of transactions over a three-year period resulting in an ownership change of more than 50 percentage points of the outstanding stock of a company by certain stockholders.

Upon the occurrence of an ownership change under Section 382 as outlined above, utilization of the NOL carryforwards are subject to an annual limitation under Section 382 of the Code, which is determined by first multiplying the value of the Company’s stock at the time of the ownership change by the applicable long-term, tax-exempt rate, and then could be subject to additional adjustments, as required. Any limitation may result in expiration of a portion of the NOL credit carryforwards before utilization. However, due to the existence of the valuation allowance for deferred tax assets, any potential change in ownership will not impact the Company’s effective tax rate.

The tax effects of temporary differences and carryforwards that give rise to significant portions of the deferred income tax assets are as follows:

	As of December 31,
Current deferred tax assets/(liabilities):	2018	2017
State taxes	$345	$336
Capitalized research and development costs	10,327	22,717
Other	187,377	295,265
Net operating loss	5,104,432	3,697,169
Gross deferred tax assets	5,302,481	4,015,487
Valuation allowance	(5,302,481)	(4,015,487)
Total deferred tax assets	$-	$-

The provision for income taxes on earnings subject to income taxes differs from the statutory Federal rate at December 31, 2018 and 2017, due to the following:

	As of December 31,
	2018	2017
Expected income tax benefit at federal statutory tax rate	$(4,030,454)	$(1,082,444)
State income taxes, net of federal benefit	(319,816)	(208,619)
Change in fair value of Warrant	2,869,116	(268,519)
Change in valuation allowance	1,286,995	(344,321)
Stock Compensation	67,966	73,881
Other Perm Difference	127,835	12
Tax Cuts and Jobs Act	-	1,831,610
Provision for Income Taxes	$1,642	$1,600

The Company records a valuation allowance against deferred tax assets to the extent that it is more likely than not that some portion, or all of, the deferred tax assets will not be realized. Due to the substantial doubt related to the Company’s ability to utilize its deferred tax assets, a valuation allowance for the full amount of the deferred tax assets has been established at December 31, 2018. As a result of this valuation allowance, there are no income tax benefits reflected in the accompanying statement of operations to offset pre-tax losses.